EXHIBIT 10.11


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                             ITI TECHNOLOGIES, INC.

                      LONG-TERM STOCK INCENTIVE PLAN (1992)

                    (AMENDED AND RESTATED AS OF MAY 8, 1996)
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                          CONSENT TO AWARD MODIFICATION

The undersigned, Thomas L. Auth (the "EXECUTIVE"), has executed this Consent to Award Modification as of the 14th day of April, 1997.

                                   BACKGROUND

FIRST. Pursuant to the ITI Technologies, Inc. Long-Term Stock Incentive Plan
(1992) (Amended and Restated as of May 8, 1996) (the "STOCK INCENTIVE PLAN"), ITI Technologies, Inc., a Delaware corporation (the "CORPORATION") previously awarded the Executive one hundred thousand (100,000) Series D Stock Options with an exercise price of Twenty-Three and 75/100 Dollars ($23.75) pursuant to an Employee Stock Option Agreement dated April 18, 1995; one hundred thousand (100,000) Series D Stock Options with an exercise price of Twenty-Six and 75/100 Dollars ($26.75) pursuant to an Employee Stock Option Agreement dated May 8, 1996; and sixty thousand (60,000) Series E Stock Options with an exercise price of Twenty-Two and 56/100 Dollars ($22.56) pursuant to an Employee Stock Option Agreement dated April 18, 1995 (such Employee Stock Option Agreements are referred to herein as the "SUBJECT OPTION AGREEMENTS," and such options are referred to herein as the "OLD OPTIONS").

SECOND. As evidenced by the Consent in Lieu of Meeting of the Sub-Committee of the Compensation Committee of the Board of Directors executed May 5, 1997, the Sub-Committee of the Compensation Committee of the Board of Directors of the Corporation has determined that it is in the best interest of the Corporation to reprice the Old Options and to amend the Subject Option Agreements to provide for an exercise price of Sixteen and 50/100 Dollars ($16.50) with respect to each of the Old Options, with all other terms and conditions contained in the Subject Option Agreements remaining unchanged.

NOW, THEREFORE, the Executive hereby acknowledges that the Sub-Committee of the Compensation Committee of the Board of Directors of the Corporation has amended the Subject Option Agreements and related Old Options pursuant to Section 9(h)(1) of the Stock Incentive Plan and the Executive consents to the repricing of the Old Options to Sixteen and 50/100 Dollars ($16.50). The Executive further acknowledges and agrees that such repriced options are subject to all remaining terms and conditions of the Subject Option Agreements and the Stock Incentive Plan.


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                                                    Thomas L. Auth